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                                                                Exhibit 4.3


           Series D Junior Participating Convertible Preferred Stock


NUMBER                                                               SHARES


     INCORPORATED UNDER THE LAWS                    OF THE STATE OF DELAWARE


                             METRIS COMPANIES INC.
                     (See Restrictive Legend on Reverse)

This Certifies that _______________________________________________ is the owner of _______________________________________ full paid and non-assessable SHARES
OF THE PREFERRED STOCK OF METRIS COMPANIES INC. transferable only on the books of the Corporation by the holder hereof in person or by duly authorized Attorney upon the surrender of this Certificate properly endorsed.

     The corporation will furnish without charge to each stockholder who so requests, the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights.

IN WITNESS WHEREOF, the said Corporation has caused this Certificate to be signed by its duly authorized officers and to be sealed with the Seal of the Corporation, this _______________ day of _____________ A.D. 19__.



_________________________________                 ___________________________
                    SECRETARY                                   PRESIDENT


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   NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS
WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION
                    OR ENLARGEMENT, OR ANY CHANGE WHATEVER.

For Value Received, ________ hereby sell, assign and transfer unto _____________ ______________________________________________________ Shares represented by the within Certificate, and do hereby irrevocably constitute and appoint ___________________________________________________ Attorney to transfer the said Shares on the books of the within named Corporation with full power of substitution in the premises.

     Dated: ____________________ 19__
          In presence of

     _________________________     ___________________________________



THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE LAWS REGULATING THE SALE OF SECURITIES AND MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED UNLESS REGISTERED OR AN OPINION OF COUNSEL SATISFACTORY TO THE CORPORATION IS OBTAINED AND TO THE EFFECT THAT SUCH REGISTRATION IS NOT REQUIRED.


                           -----------------------
                           THIS SPACE IS NOT TO BE
                              COVERED IN ANY WAY
                           -----------------------